EXHIBIT 10.23

AMENDMENT #3 TO THE RESEARCH AND DEVELOPMENT AGREEMENT

This AMENDMENT #3 (“AMENDMENT #3”) to the RESEARCH AND DEVELOPMENT AGREEMENT, AMENDMENT #1, and AMENDMENT #2 (collectively, the “AGREEMENT”) is entered into as of November 14, 2017 by and among THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (“UTMDACC”), INTREXON CORPORATION (“INTREXON”) and ZIOPHARM ONCOLOGY, INC. (“ZIOPHARM”). Capitalized terms used herein and not defined shall have the meaning ascribed to them in the AGREEMENT.

Whereas, INTREXON, ZIOPHARM, and UTMDACC have a mutual interest in amending the AGREEMENT as follows with respect to payment for the funding of RESEARCH PROGRAMS and extending the TERM of the AGREEMENT; and

Whereas ZIOPHARM will have met ZIOPHARM’s funding commitment under Section 5.2 following ZIOPHARM’s final quarterly advance payment made to MDACC, occurring on or before January 13, 2018.

Now, therefore, in consideration of the mutual promises and covenants herein contained, the parties agree as follows.

1.	From and after the effective date of this AMENDMENT #3, UTMDACC will draw from the funds provided by ZIOPHARM under Section 5 for any DEVELOPMENT COSTS incurred by UTMADCC.
2.

ZIOPHARM will continue to invoice UTMDACC for any DEVELOPMENT COSTS performed by a third party in support of the RESEARCH PROGRAMS. ZIOPHARM will submit invoices to UTMDACC on a quarterly basis and UTMDACC shall remit payment ZIOPHARM within thirty (30) days of the invoice date. ZIOPHARM shall provide UTMDACC with all documentation substantiating all such expenditures as reasonably requested by UTMDACC.

3.	Section 9.1, TERM OF THE AGREEMENT is hereby deleted and replaced with the following:

“9.1 TERM OF THE AGREEMENT. The term of this AGREEMENT (the “TERM”) shall commence on the EFFECTIVE DATE and expire on April 15, 2021, unless earlier terminated pursuant to this Section 9 or as otherwise provided in this AGREEMENT, or extended pursuant to mutual written agreement.”

All other terms and conditions of the AGREEMENT remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT #3 to the AGREEMENT by duly authorized representatives.

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER

By:	/s/ Wesley Harrott	Date:	12/5/2017
Name:	Wesley Harrott
Title:	Associate VP, Research and Administration

INTREXON CORPORATION

By:	/s/ Helen Sabzevari	Date:	11/14/2017
Name:	Helen Sabzevari, Ph.D.
Title:	Sr. Vice President, Research & Development

ZIOPHARM ONCOLOGY, INC.

By:	/s/ Caesar Belbel	Date:	11/16/2017
Name:	Caesar Belbel
Title:	EVP, Chief Legal Officer